Goodwill	9 Months Ended
Sep. 30, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill	Goodwill
The change in the carrying amount of goodwill between December 31, 2024 and September 30, 2025 is as follows:

	Nine Months Ended	Year Ended
	September 30, 2025	December 31, 2024
	(in thousands)
Opening balance	$9,051,410	$9,022,075
Current period acquisitions	—	46,126
Prior period acquisitions	5,108	—
Impairment	(165,300)	—
Foreign exchange movement	36,105	(16,791)
Closing balance	$8,927,323	$9,051,410
The Company completed its annual assessment for impairment as at September 30, 2025, performing a quantitative assessment using a discounted cash flow method under the income approach to estimate the fair values of each reporting unit.

As a result of this annual impairment test of goodwill, a non-cash goodwill impairment charge of $165.3 million (September 30, 2024: $nil) was recorded in respect of the Data Solutions Reporting Unit. This impairment was primarily driven by macroeconomic factors and revised expectations of the future performance of this business. The significant assumptions used in the discounted cash flow calculation for the Data Solutions Reporting Unit were the discount rate, annual cash flow projections, and expected terminal growth rate.

KCR S.A. Group Acquisition

On August 19, 2024, the Company acquired the KCR S.A. Group ("KCR"), a CRO offering full service and functional services partnership ("FSP") clinical trial services, in exchange for consideration of $92.5 million. The acquisition of KCR has been accounted for as a business combination in accordance with ASC 805 'Business Combinations' ('ASC 805').

Deferred consideration of $1.3 million was paid during the nine months ended September 30, 2025.

The purchase price allocation resulted in the recognition of goodwill of $43.4 million and intangible assets of $45.1 million, comprising customer relationships of $41.4 million and order backlog of $3.7 million. Goodwill arising in connection with the acquisition is primarily attributable to the assembled workforce of KCR and the expected synergies of the acquisition. The goodwill recognized is not deductible for income tax purposes.

In finalizing the goodwill on acquisition in the twelve month period from acquisition, fair value adjustments were made which resulted in an increase to Goodwill of $5.1 million.

HumanFirst Inc.

On January 9, 2024, the Company acquired HumanFirst Inc. ("HumanFirst"), a life sciences technology company in exchange for consideration of $13.3 million. The acquisition of HumanFirst has been accounted for as a business combination in accordance with ASC 805.

Deferred consideration of $1.2 million was paid during the nine months ended September 30, 2025.

The final purchase price allocation resulted in the recognition of goodwill of $2.7 million and a developed technology intangible asset of $9.9 million. Goodwill arising in connection with the acquisition is primarily attributable to the assembled workforce of HumanFirst. The goodwill recognized is not deductible for income tax purposes.

Please refer to the section entitled "Risk Factors" of our Form 20-F filed on February 21, 2025 for a discussion of some of the principal risks that could adversely affect our business, operations and financial results including 'impairment of goodwill and intangible assets may adversely impact future results of operations'.